AMENDMENT #3 TO THE LEASE

     ADDITIONAL SPACE


     Agreement made this 10th day of December, 1998, between HIGH V LIMITED PARTNERSHIP, ("Landlord") and LEXICON ENVIRONMENTAL ASSOCIATES, INC., ("Tenant").

     A. Tenant and Landlord entered into a lease dated April 26, 1991, and amended thereafter, wherein Tenant leased 4,182 square feel of 790 East Market Street, Suite 270, (the "Building"), West Chester, Pennsylvania.
The aforesaid lease is herein referred to as the "Lease".

     B. Tenant desires to lease additional space in the Building as set forth herein.

     NOW THEREFORE, the parties hereto intending to be legally bound agree as follows:

     1. Effective for the period January 1, 1999 through May 31, 2003 (May 31, 2003 being the expiration date of the term of the Lease), the Premises leased under the Lease, (the "Premises"), shall be expanded to include the additional space in the Building consisting of 746 square feet as shown on Exhibit "A-2", hereto (the "Expansion Premises").

     2. During the above-stated period applicable to the Expansion Premises, all the terms and conditions of the Lease shall apply to the Expansion Premises as if it were an original part of the Premises, subject to the following:

     The parties to the above referenced Lease amend Part I, Sections 1, 2, 3 and 4, by replacing those sections with the following:

          1.   Premises:
               1.1 Location: 790 East Market Street, Suites 250 and 270, West Chester, Pennsylvania
               1.2  Tenant's Rentable Square Footage:
                    4,928 Square Feet
               1.4  Tenant's Pro-Rata Share of Building: 20.513
                    Percent (20.513%)

          2.   Improvements:

               2.1 Landlord shall make the improvements necessary to finish the Expansion Premises according to the attached plan (Exhibit A-2). Expansion Premises are not continguous to the Premises.

          3.   Term

               3.1  Number of Years: Four (4) Years and Five (5) Months
               3.2  Term Begins: January 1, 1999
               3.3  Term Ends: May 31, 2003

          4.   Rent

               4.1  Base Rent for Entire Term: $376,852.43
               4.2  Monthly Installment:
                    January 1, 1999 to May 31, 1999
                     - $6,644.59   $16.18 psf
                    June 1, 1999 to May 31, 2000
                     - $6,845.81   $16.67 psf
                    June 1, 2000 to May 31, 2001
                     - $7,051.15   $17.17 psf
                    June 1, 2001 to May 31, 2002
                     - $7,260.59   $17.68 psf
                    June 1, 2002 to May 31, 2003
                     - $7,478.24   $18.21 psf

     IN WITNESS WHEREOF, the parties, intending to be legally bound have signed this Agreement as of the 10th day of December, 1998.

                         LANDLORD

                         HIGH V LIMITED PARTNERSHIP

                         By: /s/ Mark C. Fitzgerald
                                 Mark C. Fitzgerald
                                 Senior Vice President

                         TENANT

                         LEXICON ENVIRONMENTAL ASSOCIATES, INC.

                         By: /s/ Joyce A. Rizzo
                                 Joyce A. Rizzo
                                 CEO

                         By: /s/ Robert D. Goldman
                                 Robert D. Goldman
                                 President